UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 27, 2022

GOOD WORKS II ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

delaware	001-40585	86-2899919
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4265 SAN FELIPE, SUITE 603

HOUSTON, texas 77027

(Address of principal executive offices and zip code)

(713) 468-2717

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GWII	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	GWIIW	The NASDAQ Stock Market LLC

Item 8.01. Other Events.

On September 27, 2022, Good Works II Acquisition Corp. (the “Company”) and Direct Biologics, Inc., a late-stage biotechnology company (“Direct Biologics”), announced the signing of a non-binding letter of intent for a potential business combination. The letter of intent is non-binding except with respect to certain specified provisions relating to, among other things, exclusivity, expenses and other customary provisions.

The letter of intent provides that, until November 21, 2022, the Company and Direct Biologics will negotiate exclusively with each other to achieve a definitive agreement whereby the Company would combine with Direct Biologics, resulting in a combined publicly traded company. Completion of the proposed transaction is subject to the negotiation of a definitive agreement and the satisfaction of conditions contained therein. Accordingly, there can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated or, if a transaction is consummated, as to its terms, structure or timing.

Direct Biologics is using its proprietary extracellular vesicle platform technology to harness the power of bone marrow-derived mesenchymal stem cells to develop cell-free therapeutic candidates. Its product candidate, ExoFlo, is in a Phase 3 clinical trial for treating moderate-to-severe acute respiratory distress syndrome (“ARDS”) in hospitalized adults with severe-to-critical COVID-19 (the “EXTINGuish COVID-19 trial”). ExoFlo received regenerative medicine advanced therapy designation for this indication from the U.S. Food and Drug Administration (“FDA”), which is designed to expedite the approval of promising regenerative medical products in the U.S. that demonstrate clinical evidence indicating the ability to address an unmet medical need for a serious life-threatening disease or condition.

Commencing in the fourth quarter of 2022 and the first quarter of 2023, Direct Biologics intends to commence clinical trials with ExoFlo in all-cause ARDS, ulcerative colitis, Crohn’s disease and abdominal solid organ transplant. In addition, there are numerous investigator-initiated trials underway with ExoFlo at leading research institutions addressing other applications as Direct Biologics believes ExoFlo holds potential in a wide range of other medical indications involving inflammation and tissue repair, including mild-to-moderate and long COVID.

The EXTINGuish COVID-19 trial is a multicenter, randomized, double-blinded, placebo-controlled clinical trial investigating the infusion of ExoFlo in up to 610 adults. The primary efficacy endpoints are all-cause mortality at day 60 and median days to recovery. The trial includes an interim efficacy analysis based on 50% enrollment, with potential to submit a Biologics License Application (“BLA”) should statistical significance be reached.

Transaction Overview

The proposed transaction values Direct Biologics at an enterprise value of $675.0 million. As a condition to closing the transaction, the combined company is required to have at least $75.0 million in net cash at closing, to consist of proceeds from a private placement of Direct Biologics securities in addition to cash from the Company trust account. IB Investments I LLC, an affiliate of the placement agent and the sponsor, has invested $5.0 million in the private placement. The Company trust account currently holds approximately $231.4 million in cash from its initial public offering in July 2021. On October 11, 2022, the Company will hold a vote to amend its amended and restated certificate of incorporation to extend the date by which the Company must consummate a business combination from October 14, 2022 to April 14, 2023 (the “Extension Meeting”). At the Extension Meeting, the Company shareholders will have the opportunity to redeem their shares of the Company for a proportional amount of the money held in the Company’s trust account. If the proposed transaction is consummated, cash from this proposed transaction, net of transaction fees, is intended to be used to fund clinical trials and provide working capital for commercializing Direct Biologics’ lead product.

Assuming no redemptions from the trust account (at both the Extension Meeting and at the closing of the proposed transaction) and proceeds from the private placement in an amount of $100.0 million, resulting in gross proceeds of $331.4 million, current Direct Biologics owners will become the majority owners of the combined company at closing with approximately 61.7% pro forma ownership, and existing shareholders and investors will continue to hold their equity ownership subject to a one-year lock-up period. Private placement investors will own approximately 11.4% of the combined company, presuming a $100.0 million raise, and the sponsor of the Company and the public shareholders will own approximately 26.9% of the combined company.

If in 2023 Direct Biologics or the combined company obtains either BLA approval or an Emergency Use Authorization from the FDA for its ExoFlo product (or a derivative product for any applicable indication), owners of Direct Biologics may receive, subject to certain conditions common stock currently valued at $325 million in the combined company.

The proposed transaction is expected to be completed in the first half of 2023 and will be subject to approval by the Company’s stockholders, and the satisfaction or waiver of any closing conditions identified in the definitive agreement, including the minimum net cash condition of $75.0 million.

Item 7.01. Regulation FD Disclosure.

On September 27, 2022, the Company issued a press release announcing the Letter of Intent. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Forward-Looking Statements:

Some of the statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination between the Company and Direct Biologics, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the products being developed by Direct Biologics and the markets in which Direct Biologics intends to operate, business strategies, debt levels, industry environment, potential growth opportunities, and the effects of regulations. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” “positions,” “enables” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the proposed business combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the stockholders of the Company, the satisfaction of the minimum cash amount of $75.0 million net cash following completion of a private placement by Direct Biologics and redemptions by the Company’s public stockholders, and the receipt of certain governmental and regulatory approvals; (iv) the effect of the announcement or pendency of the proposed business combination on Direct Biologics’ business relationships, performance and business generally; (v) risks that the proposed business combination disrupts current plans of Direct Biologics; (vi) the outcome of any legal proceedings that may be instituted against the Company, or related to the agreement and plan of merger or the proposed business combination; (vii) the ability to maintain the listing of the Company’s securities on the NASDAQ; (viii) the price of the Company’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which Direct Biologics plans to operate, variations in performance across competitors, changes in laws and regulations affecting Direct Biologics’ business and changes in the combined capital structure; (ix) the ability to implement business plans, forecasts and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities; (x) risks related to the approval of Direct Biologics’ product candidate and the timing of expected regulatory and business milestones; (xi) the impact of competitive products or product candidates; and (xii) the impact of COVID 19 and global economic and political conditions, including the Russia-Ukraine conflict. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the Company’s final proxy statement/information statement/prospectus contained in the Form S-4 registration statement described below, including those under “Risk Factors” therein, the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company and the combined company registrant from time to time with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and Direct Biologics assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither the Company nor Direct Biologics gives any assurance that either the Company or Direct Biologics will achieve its expectations.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, Direct or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Press Release dated September 27, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD WORKS II ACQUISITION CORP.

By:	/s/ Cary Grossman
Cary Grossman
President and Chief Financial Officer

Dated: September 27, 2022

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